Exhibit 10.9

INCENTIVE PLAN DESIGN

INCENTIVE PLAN	COMPONENTS
Plan Objectives	• Reward performance. • Encourage teamwork. • Create a high performance culture. • Focus everyone on what’s important to the success of the company.
Participants

•         Employees with employment date on or before January 1 and employed on December 31 of the plan year.

•         Agents at Associate, Partner or Senior Partner level.

•         Employees on probation status are excluded.

Performance Period	• Results from January 1 – December 31.
Payout Frequency	• Annually – on or prior to April 15.
Performance Tracking	• Monthly report furnished to employees, agents, and board of directors.
Establishment of Goals	• Recommendation by senior staff to management committee.
Verification of Goals	• Establish criteria for independent auditors to review and certify to management committee that goals have been met.
Payout Calculation

Nodak Mutual Group must achieve a net underwriting gain and the Return on Equity must equal or exceed 5.0% or no compensation is paid.

•         Total of five goals:

1.        Financial Strength

2.        Retention

3.        Growth (Life/New Policies/Units/Inforce Policies)

4.        Loss Ratio

5.        Expense Ratio

•         Agents

o         Eligibility and details are contained in the Agent Recognition Program.

•         Eligible Employees*

o         Employees, hired on or before January 1, are eligible to receive 2% for each goal achieved multiplied by their earned salary for the calendar year (does not include bonuses or any other compensation) multiplied by the bonus percentage based upon the table below.

Return on Equity	Payment
5.0% to 7.99%	25% of bonus
8.0% to 9.99%	50% of bonus
10.0% to 11.49%	75% of bonus
11.5% and greater	100% of bonus

o     Employees hired after January 1 and prior to July 1 of the plan year are eligible to receive 1% for each goal achieved multiplied by the earned salary for the calendar year (does not include bonuses or any other compensation) multiplied by the bonus percentage based upon the table above.

o     Employees hired after July 1 are not eligible until the following year.

*CEO – 15% per goal, CFO & VP Operations = 10% per goal, Director/Manager Level = 4% per goal, All Other = 2% per goal

Evaluation of Effectiveness	• Complete an evaluation annually to determine changes needed and if plan is achieving objectives.
Estimated Potential Payout	• $0 - $2,000,000
Mitigating Circumstances	• Based on independent auditor recommendations the management committee may consider mitigating circumstances.

NODAK MUTUAL INSURANCE COMPANY
2015 CORPORATE GOALS

NOTE: The Incentive Bonus Plan is dependent upon first achieving the Return on Equity goal.

	2015	2015 Goal
Return on Equity	16.39%	9.90%

FINANCIAL STRENGTH (Projected Net Premium/Current Surplus)

Year	2015	2015 Goal
Surplus (000's Omitted)	$141,331	$136,080
Premium-to-Surplus Ratio	0.93	1.10

CORPORATE POLICY PRIORITY #1: Customer Service (Based on Nodak Mutual Only)

VEHICLE/POLICY RETENTION
Line of Business	12 Months Ending 12/31/2015	2015 Goal
Auto (Vehicles)	96.2%	97.2%
Home	88.9%	89.2%
Farm	95.9%	95.6%
Total	95.2%	96.0%

Claims Survey Results	95.6%	95.0%

* Nodak Mutual results only - Overall Claims Service Satisfaction

CORPORATE POLICY PRIORITY #2: Growth (Based on Nodak Mutual Only)

VEHICLES/POLICIES-IN-FORCE
Line of Business	2015	2015 Goal
Auto Vehicles	90,376	91,158
Home	14,101	14,351
Farm	6,929	6,954
Total All Lines	111,406	112,462

NEW BUSINESS POLICIES/VEHICLES INSURED
Line of Business	12 Months Ending 12/31/2015	2015 Goal
Auto Vehicles	4,669	4,400
Home	1,895	1,900
Farm	272	300
Total All Lines	6,836	6,600

LIFE PRODUCTION
Apps/Premium	12 Months Ending 12/31/2015	2015 Goal
Apps	522	575
Premium	$924,841	$915,000

CORPORATE POLICY PRIORITY #3: Loss Ratio - Nodak Mutual Group (incl. American West & Battle Creek)

LOSS RATIO
Line of Business	2015 YTD	2015 Goal
Net Loss Ratio - All Lines	52.4%	67.5%

CORPORATE POLICY PRIORITY #4: Efficient Operations

EXPENSE RATIO
Expense	12 Months Ending 12/31/2015	2015 Goal
UW & General Expense (W)	26.2%	20.1%
LAE (E)	5.4%	6.4%
Total	31.6%	26.9%